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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

WHEREAS, AIRTOUCH COMMUNICATIONS, INC., a Delaware corporation (the "Corporation"), proposes to file with the Securities and Exchange Commission (the "SEC"), under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K; and

WHEREAS, each of the undersigned is an officer or director, or both, of the Corporation as indicated below under his/her name;

NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Sam Ginn, C. Lee Cox, Lydell L. Christensen, Margaret G. Gill, Mohan S. Gyani, and each of them, his/her attorneys for him/her in his/her stead, in his/her capacity as an officer, director, or both, of the Corporation, to execute and file such Annual Report on Form 10-K, and any and all amendments, modifications or supplements thereto, and any exhibits thereto, and granting to each of said attorneys full power and authority to sign and file any and all other documents and to perform and do all and every act and thing whatsoever requisite and necessary to be done as fully, to all intents and purposes, as he/she might or could do if personally present at the doing thereof, and hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof in connection with effecting the filing of the Annual Report on Form 10-K.

IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 28th day of February, 1995.

/s/ Sam Ginn                              /s/ C. Lee Cox
- ------------                              ------------------
Sam Ginn                                  C. Lee Cox
Chairman of the Board and                 Vice Chairman of the Board and
Chief Executive Officer                   President Domestic Wireless Businesses
                                          and Director

/s/ Lydell L. Christensen                 /s/ Mohan S. Gyani
- -------------------------                 ------------------
Lydell L. Christensen                     Mohan S. Gyani
Executive Vice President                  Vice President, Finance and Treasurer
and Chief Financial Officer               (Principal Accounting Officer)

/s/ Carol Bartz                           /s/ Donald G. Fisher
- ---------------                           --------------------
Carol Bartz                               Donald G. Fisher
Director                                  Director

/s/ James R. Harvey                       /s/ Paul Hazen
- -------------------                       --------------------
James R. Harvey                           Paul Hazen
Director                                  Director

/s/ Arthur Rock                           /s/ Charles R. Schwab
- ---------------                           ---------------------
Arthur Rock                               Charles R. Schwab
Director                                  Director

/s/ George P. Shultz
- --------------------
George P. Shultz
Director